As filed with the Securities and Exchange Commission on March 14, 2003

SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIYIELD FLORIDA INSURED FUND MUNIYIELD PENNSYLVANIA INSURED FUND MUNIYIELD NEW JERSEY INSURED FUND, INC. MUNIYIELD MICHIGAN INSURED FUND, INC. THE S&P 500® PROTECTED EQUITY FUND, INC.

(Name of Registrant as Specified in Its Charter)

Same as above
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
THE S&P 500® PROTECTED EQUITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-901

NOTICE OF 2003 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2003

TO THE STOCKHOLDERS OF
MUNIYIELD FLORIDA INSURED FUND MUNIYIELD PENNSYLVANIA INSURED FUND MUNIYIELD NEW JERSEY INSURED FUND , INC. MUNIYIELD MICHIGAN INSURED FUND , INC. THE S&P 500® PROTECTED EQUITY FUND , INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (each a “Meeting” and, collectively the “Meetings”) of each of the above listed investment companies (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, April 28, 2003 at the time specified for each Fund in Exhibit A of the Combined Proxy Statement for the following purposes:

(1) To elect a Board of Directors/Trustees to serve for the ensuing year and until their successors are elected and qualified or until their earliest resignation or removal;

(2) To transact such other business as may properly come before the Meetings or any adjournment thereof.

The Board of Directors/Trustees has fixed the close of business on February 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

You are cordially invited to attend any Meeting at which you may vote shares. Stockholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at (800) 645-4519.

By Order of the Board of Directors/Trustees,

BRIAN D. STEWART Secretary of MuniYield Florida Insured Fund, MuniYield Pennsylvania Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Michigan Insured Fund, Inc.

PHILLIP S. GILLESPIE Secretary of The S&P 500® Protected Equity Fund, Inc.

Plainsboro, New Jersey Dated: March 14, 2003

COMBINED PROXY STATEMENT

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD PENNSYLVANIA INSURED FUND
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD MICHIGAN INSURED FUND, INC.
THE S&P 500® PROTECTED EQUITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2003 ANNUAL MEETINGS OF STOCKHOLDERS

April 28, 2003

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Directors or Board of Trustees, as applicable) of each of MuniYield Florida Insured Fund (“MY FL”), MuniYield Pennsylvania Insured Fund (“MY PA”), MuniYield New Jersey Insured Fund, Inc. (“MY NJ”), MuniYield Michigan Insured Fund, Inc. (“MY MI”) and The S&P 500® Protected Equity Fund, Inc. (“S&P 500“) (each, a “Fund” and, collectively, the “Funds”), to be voted at the 2003 Annual Meeting of Stockholders of each Fund (each a “Meeting and, collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, April 28, 2003 at the time specified for each Fund in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 21, 2003.

MY NJ, MY MI and S&P 500 are organized as Maryland corporations; MY FL and MY PA, are organized as Massachusetts business trusts. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to as “Shares,” shares of auction market preferred stock and auction market preferred shares are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “stockholders,” and the Directors or Trustees of each Fund are referred to as “Directors.” The investment adviser for MY FL, MY PA, MY NJ, and MY MI is Fund Asset Management L.P. and is referred to as “FAM,” the investment adviser for S&P 500 is MLIM and collectively, FAM and MLIM may be referred to herein the “Investment Adviser” and together as the “Investment Advisers.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the nominees to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on February 28, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS indicated in Exhibit A. Persons who, to the knowledge of each Fund, beneficially own more than five percent of such Fund’s outstanding Shares as of the Record Date are listed in Exhibit A under “Stock Ownership of Certain Beneficial Owners.”

The Board of each Fund knows of no business other than the election of Directors that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings for all the Funds, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. The nominees are Donald W. Burton, M. Colyer Crum, Terry K. Glenn, Laurie Simon Hodrick and Fred G. Weiss.

With respect to each Fund in this Combined Proxy Statement, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

(1) All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) persons designated in Exhibit B as Director nominees to be elected by holders of AMPs; and

(2) All properly executed Proxies of the holders of Shares and AMPs voting together as a single class will be voted “FOR” the six (6) persons designated in Exhibit B as Director nominees, to be elected by holders of Shares and AMPs.

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The classes of Stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
MY FL	Shares	No	Yes
MY FL	AMPS	Yes	Yes
MY PA	Shares	No	Yes
MY PA	AMPS	Yes	Yes
MY NJ	Shares	No	Yes
MY NJ	AMPS	Yes	Yes
MY MI	Shares	No	Yes
MY MI	AMPS	Yes	Yes
S&P 500	Shares	N/A	Yes

The Boards of each Fund know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Certain information concerning the nominees is set forth below. Additional information concerning the nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information. Certain biographical and other information relating to the Director nominees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“non-interested Directors”), of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MLIM and its affiliate, FAM, (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address† and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (59)	Director	Director of each Fund since the year listed in Exhibit B	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 35 portfolios	ITC DeltaCom, Inc.
(telecommunications);
ITC Holding Company,
Inc.
(telecommunications);
Knology, Inc.
(telecommunications);
Main Bancorp, N.A.
(bank holding company);
PriCare, Inc. (health care); Symbion, Inc. (health care)

M. Colyer Crum (70)	Director	Director of each Fund since the year listed in Exhibit B	Chairman and Director Phaeton International Ltd. since 1985; James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996.	23 registered investment companies consisting of 35 portfolios	Cambridge Bancorp

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Name, Address† and Age	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Laurie Simon Hodrick (40)	Director	Director of each Fund since the year listed in Exhibit B	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 35 portfolios	None

Fred G. Weiss (61)	Director	Director of each Fund since the year listed in Exhibit B	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment, and Development of Warner Lambert Co., from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research.	23 registered investment companies consisting of 35 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

†	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
*	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death or resignation, or removal as provided in each Fund’s by-laws or charter or by statute.

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Certain biographical and other information relating to the Director nominee who is an “interested person” of each Fund as defined in the Investment Company Act (the “interested Director”) is set forth below, including his age, principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served***	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn* (62)	President** and Director	President and Director of each Fund since the year listed in Exhibit B	President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	118 registered investment companies consisting of 163 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act of the Funds based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected by and serves at the pleasure of the Board of Directors of each of the Funds. Prior to being elected President of each Fund in 1999, Mr. Glenn served as Executive Vice President of each Fund.
***	As Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death or resignation, or removal as provided in each of the Fund’s by-laws or charter or by statute.

Audit Committee Report. The Board of Directors of each Fund has a standing Audit and Nominating Committee (the “Committee”), which consists of the Directors who are non-interested Directors of the Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) and, with respect to S&P 500, the Nasdaq National Market System (“Nasdaq”). Currently, Messrs. Burton, Crum, and Weiss and Ms. Hodrick are members of the Committee of each Fund. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund’s Board of Directors has adopted a written Audit Committee Charter, which is attached as Exhibit D to this Combined Proxy Statement. Each Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”),

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independent accountants for MY FL, MY PA, MY NJ, and S&P 500 or from Ernst & Young LLP (“E&Y”), the independent accountants for MY MI, as applicable, and has discussed with D&T and E&Y, as applicable, such firms’ independence with respect to each applicable Fund, and (b) discussed with D&T and E&Y, as applicable, certain matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented. Each Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

Each Committee also reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent accountants. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report, the Committee would be notified by Fund management or the independent accountants. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussions regarding the audit of the Fund’s financial statements with Fund management and the independent accountants, the Committee recommended to the Directors that the Fund’s audited financial statements be included in that Fund’s Annual Report to stockholders.

In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Directors. Each Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

Committee and Board Meetings. The number of Committee and Board meetings held during each Fund’s last fiscal year is set forth in Exhibit A. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of a Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE for MY FL, MY PA, MY NJ and MYMI. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Stephen Benham inadvertently made a late Form 3 filing reporting his Initial Statement of Beneficial Ownership for MY FL, MY MI, MY NJ and MY PA, and (ii) FAM inadvertently made a late Form 4 filing reporting its statement of changes in Beneficial Ownership for MY FL, MY MI, MY NJ and MY PA.

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Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of his former positions held with MLIM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”) Mr. Glenn is the President of each Fund.

Compensation of Directors. Each Fund’s Investment Adviser, pays all compensation to all officers of each such Fund and all Directors of each such Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund currently pays each non-interested Director a combined fee of $2,500 per year plus $250 per meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. Each Fund also pays each member of its Committee, which consists of all of the non-interested Directors of such Fund, a fee of $2,500 per year plus $250 per Committee meeting attended. The Chairman of each Fund’s Committee receives an additional fee of $500 per year.

Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement.

Officers of Each Fund. Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership. Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director nominee: (i) the number of Shares and AMPs of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds.

As of the Record Date, other than Mr. Glenn, no Director nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. At such date, Mr. Glenn, President and Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders of that Fund vote OFORO the election of the nominees for Director.

To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares or five percent of the outstanding AMPS of any Fund other than S&P 500. The table set forth in Exhibit A lists the beneficial ownership of the Shares of S&P 500 for each person known to be the beneficial owner of more than five percent of the Shares of the Fund.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Quorum; Voting Rights and Required Vote

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares and AMPS of the Funds.

For S&P 500, one-third of the Fund’s Shares entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. For each of MY FL, MY PA, MY NJ and MY MI, a majority of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met for each Fund’s Shares and AMPS, and considered separately.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS of each of MY FL, MY MI, MY NJ and MY PA, or with respect to S&P 500, a majority of the Shares, present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund plus out-of-pocket expenses, which are estimated to be approximately $500 for each Fund.

Voting Requirement

All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares and AMPS will be voted “FOR” the Director nominees.

With respect to Item 1, “Election of Directors,” A. For holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein for such Fund and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Directors for such Fund; B. holders of Shares of S&P 500, voting together as a single class, are entitled to elect all of the Directors of S&P 500 designated herein. Assuming a quorum is present, approval of Item 1 will require the affirmative vote of stockholders holding at least the percentage of shares indicated below. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

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Fund	Election of AMPS Directors	Election of Other Directors

MY FL	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting , voting as a separate class	Affirmative vote of the holders of a majority of the Shares and AMPS present in person or by proxy at the Meeting, voting together as a single class

MY PA	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting, voting as a separate class	Affirmative vote of the holders of a majority of the Shares and AMPS present in person or by proxy at the Meeting, voting together as a single class

MY NJ	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MY MI	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

S&P 500	N/A	Affirmative vote of the holders of a plurality of the votes cast by the Shares present in person or by proxy at the Meeting and entitled to vote

Broker Non-Votes and Abstentions

Broker-dealer firms, including MLPF&S, holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before each Meeting. Each Fund understands that, under the rules of the NYSE and Nasdaq, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those Shares and AMPS for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, with respect to MY NJ, MY MI and S&P 500, abstentions and broker non-votes will not have an effect on the vote on Item 1; but will have the same effect as a vote against Item 1 with respect to MY FL and MY PA.

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Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recently completed fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in such Fund’s report to stockholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Fund, its Investment Adviser, and entities controlling, controlled by or under common control with its Investment Adviser that provide services to that Fund. For each Fund’s most recently completed fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with its Investment Adviser that provide services to that Fund. Each Fund’s Committee has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees†	Fiscal Year End
MY FL	D&T	$24,100	$20,400	$5,375,400	October 31, 2002
MY PA	D&T	$27,900	$20,400	$5,375,400	October 31, 2002
MY NJ	D&T	$24,100	$20,400	$5,375,400	October 31, 2002
MY MI	E&Y	$37,275	$16,740*	—	October 31, 2002
S&P 500	D&T	$26,800	$ 5,300	$5,375,400	September 30, 2002

†	Includes fees billed for non-audit services rendered to each Fund, FAM, MLIM and any entity controlling, controlled by, or under common control with FAM or MLIM, during the year ended December 31, 2002.
*	Other audit related fees charged to the Fund include $4,740 in tax return review fees and $12,000 in other audit related services. Audit fees charged to other funds within the complex were $523,405. Tax return review fees and fees for other audit related services for those funds were $89,510 and $72,000, respectively.

Address of Investment Adviser

The principal office of MLIM and FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the attention of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

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Stockholder Proposals

If a stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders Fund’s which is anticipated to be held in April 2004, and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 14, 2003. The persons named as proxies in the proxy materials for each Fund’s 2004 Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 5, 2004. Written proposals and notices should be sent to the Secretary of the applicable Fund (addressed to P.O. Box 9011, Princeton, New Jersey 08543-9011).

By Order of the Board of Directors,

BRIAN D. STEWART Secretary of MuniYield Florida Insured Fund, MuniYield Pennsylvania Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Michigan Insured Fund, Inc.

PHILLIP S. GILLESPIE Secretary of The S&P 500® Protected Equity Fund, Inc.

Dated: March 14, 2003

11

Exhibit A

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term	Fiscal Year End	State of Organization	Meeting Time
MuniYield Florida Insured Fund	MY FL	October 31	MA	9:00 A.M.
MuniYield Pennsylvania Insured Fund	MY PA	October 31	MA	9:30 A.M.
MuniYield New Jersey Insured Fund, Inc.	MY NJ	October 31	MD	10:00 A.M.
MuniYield Michigan Insured Fund, Inc.	MY MI	October 31	MD	10:30 A.M.
The S&P 500® Protected Equity Fund, Inc.	S&P 500	September 30	MD	11:00 A.M.

	Shares Outstanding as of the Record Date
Fund	Shares	AMPS
MY FL	8,440,456	2,400
MY PA	11,454,697	3,520
MY NJ	8,725,777	2,240
MY MI	18,155,932	5,600
S&P 500	31,510,000	N/A

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*(1)	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
MY FL	13	2,500	250	6	500	250	30,501
MY PA	12	2,500	250	6	500	250	30,837
MY NJ	12	2,500	250	6	500	250	30,324
MY MI	12	2,500	250	6	500	250	30,751
S&P 500	8	2,500	500	6	1,000	500	46,081

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional $3,000 fee paid to the Chairman of the Committee.
(1)	There were two special meetings held on March 7, 2002 and April 26, 2002. The Directors were paid for the audit meeting only.

A-1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the shares of S&P 500 for each person known to be the beneficial owner of more than five percent of the Shares of the Fund.

	Shares of S&P 500 Beneficially Owned as of the Record Date (1)
Name and Address of Beneficial Owner	Number	Percent of Total
Merrill Lynch Pierce, Fenner & Smith Incorporated Four World Financial Center, 12th Floor New York, New York	27,723,065	87.98%(2)

(1)	Beneficial share ownership is determined pursuant to Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, a relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.
(2)	Based on 31,510,000 Shares outstanding as of Record Date.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) acts as a market maker in connection with the quotation of S&P 500 on the NASDAQ. From time to time in connection with its market making activities, MLPF&S purchases and sells shares of S&P 500.

A-2

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Nominee of Each Fund Became a Director

	MY FL	MY PA	MY NJ	MY MI	S&P 500
Donald W. Burton	2002	2002	2002	2002	2002
M. Colyer Crum	1992	1992	1992	1992	1999
Terry K. Glenn	1999	1999	1999	1999	1999
Laurie S. Hodrick	1999	1999	1999	1999	1999
Fred G. Weiss	1998	1998	1998	1998	1999

Set forth in the table below, with respect to the applicable Funds, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares and AMPS, voting together as a single class.

Fund	AMPS Nominee-Directors		Other Nominee-Directors
MY FL	M. Colyer Crum	Laurie S. Hodrick	Donald W. Burton	Fred G. Weiss
Terry K. Glenn
MY PA	M. Colyer Crum	Laurie S. Hodrick	Donald W. Burton	Fred G. Weiss
Terry K. Glenn
MY NJ	M. Colyer Crum	Laurie S. Hodrick	Donald W. Burton	Fred G. Weiss
Terry K. Glenn
MY MI	M. Colyer Crum	Laurie S. Hodrick	Donald W. Burton	Fred G. Weiss
Terry K. Glenn
S&P 500	N/A		M. Colyer Crum	Donald W. Burton
			Laurie S. Hodrick	Terry K. Glenn
Fred G. Weiss

B-1

Ownership of Shares and AMPS

Information relating to the share ownership by the Director nominees as of the Record Date is set forth in the charts below.

Name	Fund	No. of Shares	No. of AMPS
Non-Interested Directors:
Donald W. Burton	None	N/A	N/A
M. Colyer Crum	None	N/A	N/A
Terry K. Glenn	MY PA	92,825	None
Laurie S. Hodrick	None	N/A	N/A
Fred G. Weiss	None	N/A	N/A

Aggregate Dollar Range of Equity Securities in Each Fund
	Burton	Crum	Glenn*	Hodrick	Weiss
MY FL	None	None	None	None	None
MY PA	None	None	Over $100,000	None	None
MY NJ	None	None	None	None	None
MY MI	None	None	None	None	None
S&P 500	None	None	None	None	None
Aggregate Dollar Range of Securities in All Registered Funds Overseen of to be Overseen by Nominee in Merrill Lynch Family of Funds	None	None	Over $100,000	Over $100,000	Over $100,000

*	Mr. Glenn is “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

B-2

Compensation of Non-Interested Directors

Name	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds
Donald W. Burton**	$16,250	None	None	$189,042
M. Colyer Crum*	$33,500	None	None	$226,583
Laurie S. Hodrick	$28,500	None	None	$208,917
Fred G. Weiss	$28,500	None	None	$208,917
Stephen B. Swensrud***	$14,200	None	None	$309,564
J. Thomas Touchton****	$22,000	None	None	$139,375

*	Chairman of each Fund’s Committee.
**	Mr. Burton was elected a Director of the Fund and a Director of certain other MLIM/FAM-advised Funds on April 1, 2002.
***	Mr. Swensrud resigned from Cluster A, effective March 15, 2002.
****	Mr. Touchton retired from Cluster A, effective January 1, 2003.

B-3

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) Held with applicable Fund Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Terry K. Glenn (62)	President† of each Fund since 1999	Chairman of the MLIM/FAM-advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	None

Donald C. Burke (42)	Treasurer of each Fund since 1999 and Vice President of each Fund as follows: MY PA since 1992; MY FL since 1992; MY NJ since 1992; MY MI since 1992; S&P 500 since 1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	None

William R. Bock (67)	Vice President and Portfolio Manager of MY PA since 1997	Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.	None

Theodore R. Jaeckel Jr. (42)	Vice President and Portfolio Manager of MY NJ since 1997	Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991 to 1997.	None

Robert D. Sneeden (50)	Vice President and Portfolio Manager of MY FL since 2002	Vice President of MLIM since 1998; Assistant Vice President and Portfolio Manager from 1994 to 1998.	None

Fred K. Stuebe (49)	Vice President and Portfolio Manager of MY MI since 1995	Vice President of MLIM since 1989.	None

Richard Vella (46)	Vice President and Portfolio Manager of S&P 500 since 2002	Senior Portfolio Manager and head of Global Index and Enhanced Index Products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and head of Global Index and Enhanced Index Business at Bankers Trust from 1984 to 1999.	None

C-1

Name, Address* and Age	Position(s) Held with applicable Fund Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Kenneth A. Jacob (52)	Senior Vice President of MY FL, MY PA, MY NJ and MY MI since 2002	Managing Director of FAM and MLIM since 1997.	None

John M. Loffredo (39)	Senior Vice President of MY FL, MY PA, MY NJ and MY MI since 2002	Managing Director of FAM and MLIM since 2000 and First Vice President of FAM and MLIM from 1997 to 2000.	None

Phillip S. Gillespie (39)	Secretary of S&P 500 since 2003	First Vice President (Legal Advisory) of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	None

Brian D. Stewart (33)	Secretary of MY FL, MY PA, MY NJ and MY MI since 2002	Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith LLP from 2001 to 2002 and with Saul Ewing LLP from 1999 to 2001.	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Prior to 1999 Mr. Glenn served as Executive Vice President of each Fund.

C-2

Exhibit D

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:
(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors/Trustees with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

D-1

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*

(c)	to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e)	to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g)	to review and discuss the Fund’s audited financial statements with Fund management;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

D-2

(h)	to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k)	to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l)	to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n)	to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p)	to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

D-3

(q)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees; and

(s)	to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Dated: May 23, 2000
Revised: March 19, 2001
Further Revised: November 5, 2002

D-4

APPENDIX A

MuniYield Florida Insured Fund
MuniYield Michigan Insured Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
The S&P 500® Protected Equity Fund, Inc.

COMMON STOCK

THE S&P 500® PROTECTED EQUITY FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of The S&P 500® Protected Equity Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |•| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY To vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK and FRED G. WEISS.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	___________________________________
Signature

X	___________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |•| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY To vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, TERRY K. GLENN and FRED G. WEISS.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |•| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY To vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, TERRY K. GLENN and FRED G. WEISS.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.
Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |•| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY To vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, TERRY K. GLENN and FRED G. WEISS.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON SHARES

MUNIYIELD FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |•| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY To vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, TERRY K. GLENN and FRED G. WEISS.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET PREFERRED SHARES

MUNIYIELD FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK and FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET PREFERRED SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK and FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET PREFERRED STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK and FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner herein directed by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(Instruction: To withhold authority o vote for any individual nominee, strike a line through the nominee’s name in the list below.)

DONALD W. BURTON, M. COLYER CRUM, TERRY K. GLENN, LAURIE SIMON HODRICK and FRED G. WEISS

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.